Principal Funds, Inc.
Supplement dated August 7, 2020
to the Prospectus dated March 1, 2020
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR MIDCAP GROWTH FUND

Effective August 17, 2020, in Sub-Advisor and Portfolio Managers section, delete Clifford G. Fox.

MANAGEMENT OF THE FUNDS

Effective August 17, 2020, in The Sub-Advisors section under Sub-Advisor: Columbus Circle Investors (“CCI”), remove all references to Clifford G. Fox.

CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING

Effective September 1, 2020, delete the One-Time Fee: Initial Sales Charge - Class A Shares section and replace with the following:
The offering price for Class A shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, plus any applicable initial sales charge as shown in the table below. The right-hand column in the table indicates what portion of the sales charge is paid to Financial Professionals and their brokerage firms (“dealers”) for selling Class A shares.
Note: Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher or lower than the percentages noted.
For more information regarding compensation paid to dealers, see “Distribution Plans and Intermediary Compensation.”

Fund(s)/Portfolio(s): Core Plus Bond, Finisterre Unconstrained Emerging Markets Bond, Global Diversified Income, High Income, High Yield, Inflation Protection, Principal LifeTime 2010, Principal LifeTime Strategic Income, and SAM Flexible Income

		Class A Sales Charge as % of:		Dealer Allowance as %
	Amount of Purchase	Offering Price	Amount Invested	of Offering Price
	Less than $100,000	3.75%	3.90%	3.00%
	$100,000 but less than $250,000	2.75%	2.83%	2.25%
	$250,000 but less than $500,000	1.50%	1.52%	1.00%
	$500,000 or more	0.00%	0.00%	0.00%*
*
The Distributor may pay authorized dealers commissions on purchases of Class A shares over $500,000 calculated as follows: 1.00% on purchases between $500,000 and $4,999,999, 0.50% on purchases between $5 million and $49,999,999, and 0.25% on purchases of $50 million or more. The commission rate is determined based on the cumulative investments over the life of the account combined with the investments in existing Classes A, C, and J shares.

	Fund(s): California Municipal, Tax-Exempt Bond
		Class A Sales Charge as % of:		Dealer Allowance as %
	Amount of Purchase	Offering Price	Amount Invested	of Offering Price
	Less than $100,000	3.75%	3.90%	3.00%
	$100,000 but less than $250,000	2.75%	2.83%	2.25%
	$250,000 or more	0.00%	0.00%	0.00%*
*
The Distributor may pay authorized dealers commissions on purchases of Class A shares over $250,000 calculated as follows: 1.00% on purchases between $250,000 and $4,999,999, 0.75% on purchases between $5 million and $9,999,999, 0.50% on purchases between $10 million and 49,999,999, and 0.25% on purchases of $50 million or more. The commission rate is determined based on the cumulative investments over the life of the account combined with the investments in existing Classes A, C, and J shares.

	Fund(s): Core Fixed Income, Government & High Quality Bond
		Class A Sales Charge as % of:		Dealer Allowance as %
	Amount of Purchase	Offering Price	Amount Invested	of Offering Price
	Less than $100,000	2.25%	2.30%	2.00%
	$100,000 but less than $250,000	1.75%	1.78%	1.50%
	$250,000 but less than $500,000	1.25%	1.27%	1.00%
	$500,000 or more	0.00%	0.00%	0.00%*
*
The Distributor may pay authorized dealers commissions on purchases of Class A shares over $500,000 calculated as follows: 1.00% on purchases between $500,000 and $4,999,999, 0.50% on purchases between $5 million and $49,999,999, and 0.25% on purchases of $50 million or more. The commission rate is determined based on the cumulative investments over the life of the account combined with the investments in existing Classes A, C, and J shares.

	Fund(s): Short-Term Income
		Class A Sales Charge as % of:		Dealer Allowance as %
	Amount of Purchase	Offering Price	Amount Invested	of Offering Price
	Less than $100,000	2.25%	2.30%	2.00%
	$100,000 but less than $250,000	1.75%	1.78%	1.50%
	$250,000 or more	0.00%	0.00%	0.00%*
*
The Distributor may pay authorized dealers commissions on purchases of Class A shares over $250,000 calculated as follows: 1.00% on purchases between $250,000 and $4,999,999, 0.50% on purchases between $5 million and 49,999,999, and 0.25% on purchases of $50 million or more. The commission rate is determined based on the cumulative investments over the life of the account combined with the investments in existing Classes A, C, and J shares.

Fund(s): LargeCap S&P 500 Index
	Class A Sales Charge as % of:		Dealer Allowance as %
Amount of Purchase	Offering Price	Amount Invested	of Offering Price
Less than $50,000	1.50%	1.52%	1.25%
$50,000 but less than $100,000	1.25%	1.27%	1.00%
$100,000 but less than $250,000	1.00%	1.01%	0.75%
$250,000 but less than $500,000	0.75%	0.76%	0.50%
$500,000 but less than $1,000,000	0.50%	0.50%	0.25%
$1,000,000 or more	0.00%	0.00%	0.25%

	All other Funds (except for Money Market Fund, for which there is no Class A sales charge)
		Class A Sales Charge as % of:		Dealer Allowance as %
	Amount of Purchase	Offering Price	Amount Invested	of Offering Price
	Less than $50,000	5.50%	5.82%	4.75%
	$50,000 but less than $100,000	4.75%	4.99%	4.00%
	$100,000 but less than $250,000	3.75%	3.90%	3.00%
	$250,000 but less than $500,000	3.00%	3.09%	2.50%
	$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
	$1,000,000 or more	0.00%	0.00%	0.00%*
*
The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1,000,000 and $4,999,999, 0.50% on purchases between $5 million and $49,999,999, and 0.25% on purchases of $50 million or more. The commission rate is determined based on the cumulative investments over the life of the account combined with the investments in existing Classes A, C, and J shares.

Effective September 1, 2020, delete the One-Time Fee: Contingent Deferred Sales Charge (“CDSC”) - Class A Shares section and replace with the following:
Class A shares purchased in amounts that are of sufficient size to qualify for a 0.00% sales charge, as disclosed in the “Class A Sales Charges” table, are generally subject to a CDSC of 1.00% (0.25% for the LargeCap S&P 500 Index Fund) if the shares are redeemed during the first 18 months after purchase (12 months after purchase for the California Municipal, Short-Term Income, and Tax-Exempt Bond Funds), unless the dealer, at its discretion, has waived the commission. The Distributor may pay authorized dealers commissions up to 1.00% of the price of such purchases.
There is no CDSC on Class A shares of the Money Market Fund that are directly purchased by the shareholder. However, for Class A Money Market Fund shares that are obtained through an exchange of shares from another Fund, the CDSC originally applicable to the purchase of such Fund’s shares will continue to apply.
The CDSC generally will not be imposed on redemptions of shares purchased through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, where no sales charge payments were advanced for purchases made through these entities.